UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 11, 2016
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                           STRATEGIC ACQUISITIONS, INC
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-28963                 13-3506506
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)            Identification  No.)


                 2 Gold Street, PH 12, New York, NY                      10038
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                (Address of principal executive offices)             (Zip Code)

Registrant's telephone number: (212) 878-6532
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in Registrant's Certifying Accountant.


(a)  Dismissal of Independent Registered Public Accounting Firm.

     Effective October 11, 2016, Strategic Acquisitions, Inc. (the "Registrant") dismissed Seale and Beers, CPAs ("Seale and Beers") as its independent registered public accounting firm as the firm was acquired by AMC Auditing, LLC ("AMC").

     Seale and Beers' reports on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The change of independent registered public accountants was approved by the Registrant's Board of Directors on October 11, 2016.

     During the Registrant's two most recent fiscal years ended December 31, 2015, there were no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Seale and Beers' satisfaction, would have caused Seale and Beers to make reference to the subject matter of the disagreement in connection with its report.

     During the Registrant's two most recent fiscal years ended December 31, 2015 and the interim periods through the date of the change in auditors, Seale and Beers did not advise the Registrant of any of the matters identified in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Seale and Beers with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that Seale and Beers furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of the letter from Seale and Beers to the Securities and Exchange Commission is attached as an exhibit to this filing.

(b)  Engagement of New Independent Registered Public Accounting Firm.

     On October 11, 2016, the Registrant appointed AMC Auditing, LLC ("AMC") as the Company's new independent registered public accounting firm to audit the Registrant's financial statements. During the two most recent fiscal years, the Registrant did not consult with AMC on any matters described in Items 304(a)(2)(i) or (ii) of Regulation S-K.




ITEM 9.  Financial Statements and Exhibits.

         Exhibit 16.1 Seale and Beers Certified Public Accountants letter dated October 17, 2016

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STRATEGIC ACQUISITIONS, INC.
                                            ----------------------------
                                                   (Registrant)

Date October 17, 2016


                                            /s/ John P. O'Shea
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                                            John P. O'Shea
                                            President
                                            Principal Executive Officer
                                            & Principal Financial Officer